Deferred Costs	12 Months Ended
Dec. 31, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Deferred Costs
5.
DEFERRED COSTS

Deferred costs primarily consist of the incremental sales commission and service fee relating to obtaining of customers contract which is expected to be recovered and is capitalized pursuant to ASC 340-40 Other Assets and Deferred Cost relating to contracts with customers. The capitalized sales commission is amortized in the same manner the related revenue being recognized.

The movements of deferred costs for the years ended December 31, 2024 and 2025 are as follows:

	As of December 31,
	2024	2025
	RMB	RMB
Beginning balances (current and non-current)	83,047	60,796
Additions	14,267	11,396
Amortizations	(32,360)	(39,207)
Impairments	(4,158)	(217)
Ending balances (current and non-current)	60,796	32,768
Deferred costs	60,796	32,768
-Current portion	4,139	22,125
-Non-current portion	56,657	10,643